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        Gas Management Agreement for Purchase and Delivery of Natural Gas

1. This Agreement is made and entered this ____ day of August, 2000, to be effective on the Wentworth ethanol plant site start-up assumed to be mid-year 2001, by and between NorthWestem Energy, a division of NorthWestem Services Group ("Northwestern") and Dakota Ethanol - LLC ("Customer") for the purchase and delivery of natural gas at the existing interconnection between the facilities of NorthWestem Public Service, a division of Northwestern Corporation ("NPS") and Northern Natural Gas Company ("NNG"), located near Madison, South Dakota, or a future alternate delivery point.

2.    Maximum Daily Quantity       (estimated) (1)       45,000 therms per day

3.    Average Daily Quantity       (estimated) (1)       42,000 therms per day

4.    Twelve Month Quantity        (estimated) (1)       11,150,000 therms

      (1) ______ Northwestern and Customer agree that the above stated volumes are estimates. Plant volumes may change from time to time and future expansion may occur prior to the end of this contract term. Nonetheless, Northwestern agrees to offer the same prices as stated in
      Section 6. below.

5.    Service: Firm TBS Gas Supply and Management.

6.    Price:  (Indexed Pace Option)
      COMMODITY CHARGES:
      Gas supply charge (2)             Per therm equivalent price as reported
                                        in the first of the month issue of
                                        INSIDE  F.E.R.C. GAS MARKET  REPORT for
                                        NNG - Ventura  published  for the month
                                        of use,  plus the  following related
                                        services:

      (a) Pipeline firm capacity        Per therm equivalent charge at 30% of
                                        NNG's maximum TFX reservation rate
                                        applicable for the month, inclusive of
                                        all reservation charge surcharges
                                        imposed by NNG. The above rate will be
                                        converted to a 100% load factor
                                        commodity charge.

      (b) Pipeline firm commodity       Per therm equivalent charge in NNG's
                                        tariff.

      (c) Carlton surcharge             Per therm equivalent charge in NNG's
                                        tariff.

      (d) Pipeline fuel retention
                                        Gross-up for pipeline fuel based on the
                                        percentage for mainline fuel in NNG's
                                        tariff.

      Distribution delivery service     Service is provided directly to
                                        Customer by NPS.

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      Balancing service                 Customer will provide nominations to
                                        Northwestern and obtain own balancing
                                        service.

      PLUS APPLICABLE SALES TAXES

      (2) ______ Gas supply charge can be converted to a fixed price for any month, at desired quantity of therms, at any time during the contract term.

7. ___Term: ______ Date of initial plant start-up through October 31, 2003.

8. ___Billing and Payment: _______ NorthWestern shall use reasonable efforts to render invoices on or before the tenth (10th) day of each month for all gas commodity and monthly customer charges applicable to gas deliveries to the Customer in the preceding month. Customer shall pay NorthWestern on or before the twenty-fifth (25th) day of each month for all charges reflected on the invoice rendered by NorthWestern in the current month.

DAKOTA ETHANOL - LLC                     NORTHWESTERN ENERGY, A DIVISION OF
                                         NORTHWESTERN SERVICES GROUP

By /s/ Jeff Broin                        By /s/ Thomas P. Hitchcock
  -------------------------                ------------------------------------

Title Vice Chairman                      Title Vice President
     ----------------------                   ---------------------------------


         GAS MANAGEMENT: Initial Plant Start-up through October 31, 2003
                            SUPPLY ID # S.D. 2000-08